                                  EXHIBIT 99.4

               License to Assign and Deed of Variation relating to

                          Unit 1, Heapham Road, between

                       (1) Northern Trust Company Limited,

                    (2) Printpak Europe (St Helens) Limited,

                     (3) EPL Flexible Packaging Limited and

                      (4) Bakery Packaging Services Limited

                               DATE 4th July 1996



                         NORTHERN TRUST COMPANY LIMITED

                                       and

                      PRINTPACK EUROPE (ST. HELENS) LIMITED

                                       and

                         EPL FLEXIBLE PACKAGING LIMITED

                                       and

                        BAKERY PACKAGING SERVICES LIMITED

                     LICENCE TO ASSIGN AND DEED OF VARIATION

                            relating to Unit L614.01
                         Heapham Road Industrial Estate
                   Gainsborough in the County of Lincolnshire

                                   Foy & Co.,
                                   Solicitors,
                                   Doncaster.

23 June 1996

THIS LICENCE is made the 4th day of July One thousand nine hundred and ninety-six BETWEEN:

(1) NORTHERN TRUST COMPANY LIMITED whose registered office is situate at 61 St. Thomas's Road Chorley PR7 1JE ("the Landlord") and

(2) PRINTPACK EUROPE (ST. HELENS) LIMITED (Company Number 314747) whose registered office is situate at Bridge Hall Mills Bury Lancashire BL9 7PA ("the Tenant") and

(3) EPL FLEXIBLE PACKAGING LIMITED (Company Number 3191165) whose registered office is situate at 32 Broadstone Road Harpenden Hertfordshire AL5 1RG ("the Assignee")

(3) BAKERY PACKAGING SERVICES LIMITED (Company Number 1523131) whose registered office is situate at 32 Broadstone Road Harpenden Hertfordshire AL5 1RG ("the Guarantor")

WHEREAS:

(1) This Licence is supplemental to the Leases ("the Lease") specified in the Schedule hereto by which L614.01 on the Landlord's Heapham Road Industrial Estate Gainsborough in the County of Lincolnshire ("the Premises") was demised for the term set out in the Schedule hereto ("the Term") subject to the payment of the rents reserved by and the performance and observance of the covenants on the lessees part and the conditions contained in the Lease

(2) The reversion for the time being expectant on the determination of the Lease is vested in the Landlord and the unexpired residue of the Term is vested in the Tenant

(3) The Lease contains provisions prohibiting the Tenant from assigning the Premises without the written consent of the Landlord and the Landlord has agreed (at the request of the other parties) to grant such consent upon the terms set out below to enable the Tenant to assign its estate and interest in the Premises to the Assignee

(4) The Guarantor has agreed to join in this Deed in manner hereinafter appearing

(5)  The Landlord has agreed to vary the Lease as specified in clause 5 hereof

NOW  THIS DEED WITNESSETH as follows:-

1.   DEFINITIONS AND INTERPRETATIONS

In this License:-

1.1  "the Assignment"        means the assignment authorised in clause 2 hereof

1.2  "the Landlord"          includes the person in whom the reversion
                             immediately expectant upon the determination of the Term is for the time being vested

1.3  "the Lease"             includes all or any deeds and documents
                             supplemental to the Lease whether or not expressed to be so

1.4  "the Term"              includes any continuation or extension of the term
                             and any holding over whether by statute at common law or otherwise

1.5 If the Landlord the Tenant the Assignee or the Guarantor is at any time more than one person his obligation shall be joint and several obligations of such persons

1.6 Words importing one gender import any other gender words importing the singular import the plural and vice versa and any reference to a person includes a reference to a company authority board department or any other body

1.7 The clause headings herein shall not be taken into account for the purposes of construction or interpretation of this Licence

2. LICENCE TO ASSIGN

In consideration of the covenants on the part of the Tenant and the Assignee and the Guarantor hereinafter contained the Landlord (at the request of the other parties) grants to the Tenant licence to assign the whole of the Tenant's estate and interest in the Premises to the Assignee

3. ASSIGNEE'S COVENANTS

The Assignee covenants with the Landlord as follows:-

3.1 That at all times after the completion of the Assignment during the unexpired residue of the Term the Assignee shall pay the rents reserved by and observe and perform the covenants on the lessees part and the conditions contained in the Lease

3.2 Within twenty-eight days of the completion of the Assignment the Assignee shall give to the Landlord's Solicitors written notice of the date on which the Assignment was completed and the name and address of the person to whom future rent demands should be sent and shall supply to the Landlord's Solicitors for registration a certified copy of the deed effecting the Assignment and pay such registration fee as the Landlord's Solicitors may reasonably require in accordance with the provisions of the Lease

3.3 That prior to the grant of this Licence the Assignee has disclosed to the Landlord in writing any conviction judgment or finding of any Court or Tribunal relating to the Assignee of such nature as to be likely to affect the decision of any insurer or underwriter to grant or to continue insurance of the Premises or in respect of loss of rent

4. TENANT'S COVENANTS

The Tenant covenants with the Landlord to pay to the Landlord on demand and to indemnify the Landlord against all costs charges fees and disbursements and expenses (including those of professional advisers and agents and including in each case any Value Added Tax properly chargeable thereon) incurred by the Landlord in connection with this Licence or the Assignment including (without limitation) those arising from the consideration of the application for and the preparation negotiation and completion of this Licence and from the obtaining of the consent or approval of or information from any other person

5. VARIATION

The Landlord hereby agrees that the Assignee shall be permitted to share occupation of the Premises with other members of the same group of companies (as defined in Section 42 of the Landlord and Tenant Act 1954) without the consent of the Landlord provided that no relationship of landlord and tenant is thereby created and the Lease is varied accordingly

6. PROVISOS

6.1 The Licence hereby granted shall be voidable at the option of the Landlord if the Assignment is not completed within fourteen days of the date hereof

6.2 All sums payable by the Tenant under this Licence shall be recoverable as rent in arrears

6.3 Nothing contained in this Licence shall waive or be deemed waive any breach of the obligations of the Tenant under the Lease which may have occurred prior to the date of this Licence or authorise or be deemed to authorise any further assignment or other act omission or thing other than the Assignment and the covenants on the lessees part and conditions contained in the Lease shall continue in full force and effect

7. GUARANTOR'S COVENANTS

THE Guarantor hereby covenants and guarantees with the Landlord as follows:

7.1 That as from the date when the Tenant's estate and interest in the Lease shall be assigned to the Assignee and thenceforth during the residue of the term granted by the Lease the Assignee will pay the rent reserved by the Lease and observe and perform the covenants and conditions on the part of the tenant therein contained and that in the case of default by the Assignee in the making of any such payment of rent or in the performance or observance of such covenants or conditions the Guarantor will pay and make good to the Landlord on demand all losses costs damages and expenses thereby arising or incurred by the Landlord with interest thereon from the date of demand to the date of payment at 3 per cent above the base rate from time to time of Barclays Bank plc

7.2 In the event of the Assignee during the term created by the Lease becoming bankrupt or entering into liquidation and the trustee(s) in such bankruptcy or the liquidator(s) in such liquidation (as appropriate) disclaiming the Lease that the Guarantor will if the Landlord so requires in writing within three months of such disclaimer accept from the Landlord a lease of the demised premises for a term equal in duration to the residue remaining unexpired of the said term at the time of such disclaimer such lease to be at the same rents and to contain the like tenant's and landlord's covenants respectively and the like provisos and conditions in all respects (including the proviso for re-entry and including the same revision dates) as are contained in the Lease and will pay the legal costs of the Landlord (including disbursements) in connection with such new lease and execute and deliver to the Landlord a counterpart of it

7.3 Provided always that:

    7.3.1 any neglect or forbearance of the Landlord in endeavouring to obtain payment of the rents reserved by the Lease when the same become payable or in enforcing the performance or observance of the said covenants or obligations contained therein or any time which may be given by the Landlord to the Assignee shall not release or exonerate or in any way affect the liability of the Guarantor under the covenants or guarantee on its part hereinbefore contained

    7.3.2 where there are two or more persons included in the expression "the Guarantor" any neglect or forbearance on the part of the Landlord in enforcing this covenant as against one Guarantor or any agreement made by the Landlord in limiting the liability of one Guarantor under this covenant shall in no way relieve the other Guarantor or Guarantors (as appropriate) from its/their liability hereunder

IN WITNESS whereof the parties hereto have caused this deed to be duly executed the day and year first before written

                                  THE SCHEDULE
                             (details of the Lease)

DATE            PARTIES                                          TERM
16.1.1981       (1) The English Industrial Estates Corporation   24 years from 27.10.1980

                (2) Pakcel Convertors Limited

                (3) British Sidac Limited

28.9.1988       (1) The English Industrial Estates Corporation   24 years from 27.10.1980

                (2) Pakcel Limited

                (3) British Rayophane Limited

THE COMMON SEAL of NORTHERN TRUST             )
COMPANY LIMITED was hereunto affixed in the   )
presence of:-                                 )


                                                Director

                                                Secretary



EXECUTED AS A DEED BY PRINTPACK EUROPE        )
(ST. HELENS) LIMITED                          )
in the presence of:-                          )


                                                Director

                                                Secretary     /s/


EXECUTED AS A DEED BY EPL FLEXIBLE            )
PACKAGING LIMITED                             )
in the presence of:-                          )


                                                Director

                                                Secretary     /s/

EXECUTED AS A DEED BY BAKERY PACKAGING        )
SERVICES LIMITED                              )
in the presence of:-                          )


                                   /s/          Director

                                   /s/          Secretary

                               DATE 4th July 1996



                         NORTHERN TRUST COMPANY LIMITED

                                       and

                      PRINTPACK EUROPE (ST. HELENS) LIMITED

                                       and

                         EPL FLEXIBLE PACKAGING LIMITED

                                       and

                        BAKERY PACKAGING SERVICES LIMITED

                     LICENCE TO ASSIGN AND DEED OF VARIATION

                            relating to Unit L614.01
                         Heapham Road Industrial Estate
                   Gainsborough in the County of Lincolnshire

                                   Foy & Co.,
                                   Solicitors,
                                   Doncaster.

THIS LICENCE is made the Fourth day of July One thousand nine hundred and ninety-six BETWEEN:

(1) NORTHERN TRUST COMPANY LIMITED whose registered office is situate at 61 St. Thomas's Road Chorley PR7 1JE ("the Landlord") and

(2) PRINTPACK EUROPE (ST. HELENS) LIMITED (Company Number 314747) whose registered office is situate at Bridge Hall Mills Bury Lancashire BL9 7PA ("the Tenant") and

(3) EPL FLEXIBLE PACKAGING LIMITED (Company Number 3191165) whose registered office is situate at 32 Broadstone Road Harpenden Hertfordshire AL5 1RG ("the Assignee")

(3) BAKERY PACKAGING SERVICES LIMITED (Company Number 1523131) whose registered office is situate at 32 Broadstone Road Harpenden Hertfordshire AL5 1RG ("the Guarantor")

WHEREAS:

(1) This Licence is supplemental to the Leases ("the Lease") specified in the Schedule hereto by which L614.01 on the Landlord's Heapham Road Industrial Estate Gainsborough in the County of Lincolnshire ("the Premises") was demised for the term set out in the Schedule hereto ("the Term") subject to the payment of the rents reserved by and the performance and observance of the covenants on the lessees part and the conditions contained in the Lease

(2) The reversion for the time being expectant on the determination of the Lease is vested in the Landlord and the unexpired residue of the Term is vested in the Tenant

(3) The Lease contains provisions prohibiting the Tenant from assigning the Premises without the written consent of the Landlord and the Landlord has agreed (at the request of the other parties) to grant such consent upon the terms set out below to enable the Tenant to assign its estate and interest in the Premises to the Assignee

(4) The Guarantor has agreed to join in this Deed in manner hereinafter appearing

(5)  The Landlord has agreed to vary the Lease as specified in clause 5 hereof

NOW  THIS DEED WITNESSETH as follows:-

1.   DEFINITIONS AND INTERPRETATIONS
     In this Licence:-

1.1  "the Assignment"        means the assignment authorised in clause 2 hereof

1.2  "the Landlord"          includes the person in whom the reversion
                             immediately expectant upon the determination of the Term is for the time being vested

1.3  "the Lease"             includes all or any deeds and documents
                             supplemental to the Lease whether or not expressed to be so

1.4  "the Term"              includes any continuation or extension of the term
                             and any holding over whether by statute at common law or otherwise

1.5 If the Landlord the Tenant the Assignee or the Guarantor is at any time more than one person his obligation shall be joint and several obligations of such persons

1.6 Words importing one gender import any other gender words importing the singular import the plural and vice versa and any reference to a person includes a reference to a company authority board department or any other body

1.7 The clause headings herein shall not be taken into account for the purposes of construction or interpretation of this Licence

2. LICENCE TO ASSIGN

In consideration of the covenants on the part of the Tenant and the Assignee and the Guarantor hereinafter contained the Landlord (at the request of the other parties) grants to the Tenant licence to assign the whole of the Tenant's estate and interest in the Premises to the Assignee

3. ASSIGNEE'S COVENANTS

The Assignee covenants with the Landlord as follows:-

3.1 That at all times after the completion of the Assignment during the unexpired residue of the Term the Assignee shall pay the rents reserved by and observe and perform the covenants on the lessees part and the conditions contained in the Lease

3.2 Within twenty-eight days of the completion of the Assignment the Assignee shall give to the Landlord's Solicitors written notice of the date on which the Assignment was completed and the name and address of the person to whom future rent demands should be sent and shall supply to the Landlord's Solicitors for registration a certified copy of the deed effecting the Assignment and pay such registration fee as the Landlord's Solicitors may reasonably require in accordance with the provisions of the Lease

3.3 That prior to the grant of this Licence the Assignee has disclosed to the Landlord in writing any conviction judgment or finding of any Court or Tribunal relating to the Assignee of such nature as to be likely to affect the decision of any insurer or underwriter to grant or to continue insurance of the Premises or in respect of loss of rent

4. TENANT'S COVENANTS

The Tenant covenants with the Landlord to pay to the Landlord on demand and to indemnify the Landlord against all costs charges fees and disbursements and expenses (including those of professional advisers and agents and including in each case any Value Added Tax properly chargeable thereon) incurred by the Landlord in connection with this Licence or the Assignment including (without limitation) those arising from the consideration of the application for and the preparation negotiation and completion of this Licence and from the obtaining of the consent or approval of or information from any other person

5. VARIATION

The Landlord hereby agrees that the Assignee shall be permitted to share occupation of the Premises with other members of the same group of companies (as defined in Section 42 of the Landlord and Tenant Act 1954) without the consent of the Landlord provided that no relationship of landlord and tenant is thereby created and the Lease is varied accordingly

6. PROVISOS

6.1 The Licence hereby granted shall be voidable at the option of the Landlord if the Assignment is not completed within fourteen days of the date hereof

6.2 All sums payable by the Tenant under this Licence shall be recoverable as rent in arrears

6.3 Nothing contained in this Licence shall waive or be deemed waive any breach of the obligations of the Tenant under the Lease which may have occurred prior to the date of this Licence or authorise or be deemed to authorise any further assignment or other act omission or thing other than the Assignment and the covenants on the lessees part and conditions contained in the Lease shall continue in full force and effect

7. GUARANTOR'S COVENANTS

THE Guarantor hereby covenants and guarantees with the Landlord as follows:

7.1 That as from the date when the Tenant's estate and interest in the Lease shall be assigned to the Assignee and thenceforth during the residue of the term granted by the Lease the Assignee will pay the rent reserved by the Lease and observe and perform the covenants and conditions on the part of the tenant therein contained and that in the case of default by the Assignee in the making of any such payment of rent or in the performance or observance of such covenants or conditions the Guarantor will pay and make good to the Landlord on demand all losses costs damages and expenses thereby arising or incurred by the Landlord with interest thereon from the date of demand to the date of payment at 3 per cent above the base rate from time to time of Barclays Bank plc

7.2 In the event of the Assignee during the term created by the Lease becoming bankrupt or entering into liquidation and the trustee(s) in such bankruptcy or the liquidator(s) in such liquidation (as appropriate) disclaiming the Lease that the Guarantor will if the Landlord so requires in writing within three months of such disclaimer accept from the Landlord a lease of the demised premises for a term equal in duration to the residue remaining unexpired of the said term at the time of such disclaimer such lease to be at the same rents and to contain the like tenant's and landlord's covenants respectively and the like provisos and conditions in all respects (including the proviso for re-entry and including the same revision dates) as are contained in the Lease and will pay the legal costs of the Landlord (including disbursements) in connection with such new lease and execute and deliver to the Landlord a counterpart of it

7.3 Provided always that:

    7.3.1 any neglect or forbearance of the Landlord in endeavouring to obtain payment of the rents reserved by the Lease when the same become payable or in enforcing the performance or observance of the said covenants or obligations contained therein or any time which may be given by the Landlord to the Assignee shall not release or exonerate or in any way affect the liability of the Guarantor under the covenants or guarantee on its part hereinbefore contained

    7.3.2 where there are two or more persons included in the expression "the Guarantor" any neglect or forbearance on the part of the Landlord in enforcing this covenant as against one Guarantor or any agreement made by the Landlord in limiting the liability of one Guarantor under this covenant shall in no way relieve the other Guarantor or Guarantors (as appropriate) from its/their liability hereunder

IN WITNESS whereof the parties hereto have caused this deed to be duly executed the day and year first before written

                                  THE SCHEDULE
                             (details of the Lease)

DATE            PARTIES                                          TERM
16.1.1981       (1) The English Industrial Estates Corporation   24 years from 27.10.1980

                (2) Pakcel Convertors Limited

                (3) British Sidac Limited

28.9.1988       (1) The English Industrial Estates Corporation   24 years from 27.10.1980

                (2) Pakcel Limited

                (3) British Rayophane Limited

THE COMMON SEAL of NORTHERN TRUST             )
COMPANY LIMITED was hereunto affixed in the   )    [SEAL]
presence of:-                                 )


                                 /s/          Director

                                 /s/          Secretary